UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12a

Keating Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139

March __, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Annual Meeting”) to be held on May 18, 2012 at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting over the Internet, by telephone or by returning your proxy card via mail in the envelope provided.  Your vote is important.

Sincerely yours,

/s/ Timothy J. Keating
Timothy J. Keating
President, Chief Executive Officer
and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 18, 2012.

Our Proxy Statement and our Annual Report for the year ended December 31, 2011 are available on our proxy tabulator’s website at www.eproxy.com/ktgc.  The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

●	the date, time and location of the meeting;

●	a list of the matters intended to be acted on at the meeting and the recommendations of the Board of Directors regarding those matters; and

●	information about attending the meeting and voting in person.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2012

To the Stockholders of Keating Capital, Inc.:

The 2012 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111 on May 18, 2012, at 9:00 a.m., Mountain Time, for the following purposes:

1.
To vote on the election of the six director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.
To approve a proposal to authorize the Company, with the approval of the Board of Directors, to sell or otherwise issue up to 50% of the Company’s outstanding common stock at a net price below the Company’s net asset value per share at the time of such issuance; and

4.	To transact such other business as may properly come before the 2012 Annual Meeting of Stockholders (the “Annual Meeting”), or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March __, 2012.  Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website of our proxy tabulator at www.eproxy.com/ktgc, as indicated on the proxy card.  Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Frederic M. Schweiger
Frederic M. Schweiger
Corporate Secretary

Greenwood Village, Colorado
March __, 2012

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website of our proxy tabulator at www.eproxy.com/ktgc as indicated on the proxy card. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:
The Company sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders. The Annual Meeting will be held at at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111, on May 18, 2012, at 9:00 a.m., Mountain Time.

This proxy statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign, and return the enclosed proxy card, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or vote your shares through the Internet website of our proxy tabulator at www.eproxy.com/ktgc, as indicated on the proxy card.

As of March 20, 2012, the date for determining stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were ________ shares of the Company’s common stock outstanding. If you owned shares of our common stock at the close of business on the Record Date, you are entitled to one vote for each share of common stock you owned as of that date. The Company began mailing this proxy statement on or about March ___, 2012 to all stockholders entitled to vote their shares at the Annual Meeting.

Q:	What is the quorum requirement for the Annual Meeting?

A:
A quorum of stockholders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes will be treated as shares present for quorum purposes. On the Record Date, there were _______ shares outstanding and entitled to vote. Thus, ________ must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Q:	How do I vote by proxy and how many votes do I have?

A:
If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Annual Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board. You may also vote your shares by calling toll free at 1-866-977-7699 or through the Internet website of our proxy tabulator at www.eproxy.com/ktgc, as indicated on the proxy card.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through Broadridge Financial Systems (“Broadridge”), a third party service provider that coordinates proxy delivery and voting for these banks and brokerage firms.  If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from Broadridge and will have the opportunity to vote via the Internet or by telephone through Broadridge.

If any other matter is presented, the shares represented by such proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Annual Meeting.

You have one vote for each share of common stock that you own on the Record Date. The proxy card indicates the number of shares that you owned on the Record Date.

Q:	What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q:	May I revoke my proxy?

A:
Yes. You may change your mind after you send in your proxy card or authorize your shares by telephone, through the Internet website of our proxy tabulator at www.eproxy.com/ktgc, or at the Annual Meeting by following these procedures. To revoke your proxy:

●
deliver a written revocation notice prior to 9:00 a.m., Mountain Time, on May 18, 2012 to our proxy tabulator, Boston Financial at 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital;

●	indicate your revocation prior to 9:00 a.m., Mountain Time, on May 17, 2012 by calling toll free at 1-866-977-7699 or through the Internet website of Boston Financial at www.eproxy.com/ktgc;

●	deliver a later-dated proxy to Boston Financial at 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital that is received prior to 9:00 a.m., Mountain Time, on May 18, 2012;

●	submit a later-dated proxy by calling toll free at 1-866-977-7699 or through the Internet website of Boston Financial at www.eproxy.com/ktgc prior to 9:00 a.m., Mountain Time, on May 17, 2012; or

●	vote in person at the Annual Meeting on May 18, 2012.

If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions.

Q:	How do I vote in person?

A:
If you plan to attend the Annual Meeting and vote in person, we will give you a proxy card when you arrive. If your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from that broker, bank, or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on March __, 2012, the Record Date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with DST Systems, Inc., our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I did not specify how my shares are to be voted?” for additional information.

Q:	What will happen if I do not vote my shares?

A:
Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (“NYSE”), your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposal 1 and 3. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 2.

Q:	What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes

Proposal 1 – Election of six directors of the Company nominated by the Board and named in this Proxy Statement who will each serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Affirmative vote of the holders of a plurality of all the votes cast at the Annual Meeting either in person or by proxy (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).
		No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Proposal 2 – Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	Yes	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 3 – Approval of a proposal to authorize the Company to sell or otherwise issue up to 50% of the Company’s outstanding common stock at a net price below the Company’s net asset value per share at the time of such issuance.

Affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Annual Meeting*, and (ii) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.
		No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

*For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) more than 50% of our outstanding voting securities.

Q:	What if I do not specify how my shares are to be voted?

A:	Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	Proposal 1 - FOR the election of six directors nominated by our Board and named in this Proxy Statement;

●	Proposal 2 - FOR the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

●
Proposal 3 - FOR the authorization of the Company to sell or otherwise issue up to 50% of the Company’s outstanding common stock at a net price below the Company’s net asset value per share at the time of such issuance;

●	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 2 but do not have discretion to vote on non-routine matters such as Proposals 1 and 3. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 2 and any other routine matters properly presented for a vote at the Annual Meeting.

Important Change: NYSE rules no longer permit brokers to vote in the election of directors (Proposal 1) if the holder of record has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q:	What are abstentions and broker non-votes?

A:
An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a stockholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter. Broker non-votes will have the effect of a vote against Proposal 3.

Q :	Who is paying for the costs of soliciting these proxies?

A:
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2011. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by: (i) the directors, officers or employees of the Company or by the officers or employees of our investment adviser, Keating Investments, LLC (“Keating Investments”) (without special compensation therefor), or (ii) by Boston Financial Data Services, our proxy tabulator, who has also been engaged to solicit proxies on our behalf at an estimated fee of $_____, plus out-of-pocket expenses.

Q:	How do I find out the results of the voting at the Annual Meeting?

A:
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Q:	Who should I call if I have any questions?

A:
If you have any questions about the Annual Meeting, voting or your ownership of the Company’s common stock, please call us at (720) 889-0139 or send an e-mail to Margie Blackwell, our Investor Relations Director, at mb@keatinginvestments.com.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139
________________

PROXY STATEMENT
2012 Annual Meeting of Stockholders
________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keating Capital, Inc. (the “Company,” “Keating Capital,” “we,” “us” or “our”) for use at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 18, 2011, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are first being sent to stockholders on or about March ___, 2012.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 are also available on our proxy tabulator’s website at www.eproxy.com/ktgc.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors and “FOR” the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through Broadridge, a third party service provider that coordinates proxy delivery and voting for these banks and brokerage firms.  If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from Broadridge and will have the opportunity to vote via the Internet or by telephone through Broadridge.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.
To vote on the election of the six director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.
To approve a proposal to authorize the Company, with the approval of the Board of Directors, to sell or otherwise issue up to 50% of the Company’s outstanding common stock at a net price below the Company’s net asset value per share at the time of such issuance; and

4.	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Record Date and Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on March 20, 2012 (the “Record Date”). On the Record Date, there were _______ shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers, banks or other nominees have not received voting instructions from the beneficial owner of the shares and who do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold your shares through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. Specifically, New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the ratification of the appointment of our independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker. Important information regarding broker non-votes and director elections is set forth below.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through Broadridge, a third party service provider that coordinates proxy delivery and voting for these banks and brokerage firms.  If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from Broadridge and will have the opportunity to vote via the Internet or by telephone through Broadridge.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling toll free at 1-866-977-7699 or through the Internet website of our proxy tabulator at www.eproxy.com/ktgc, as indicated on the proxy card.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by:

●
delivering a written revocation notice prior to 9:00 a.m., Mountain Time, on May 18, 2012 to our proxy tabulator, Boston Financial at 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital;

●	indicating your revocation prior to 9:00 a.m., Mountain Time, on May 17, 2012 by calling toll free at 1-866-977-7699 or through the Internet website of Boston Financial at www.eproxy.com/ktgc;

●
delivering a later-dated proxy to Boston Financial at Vote Processing, c/o Boston Financial, 51 Mercedes Way, Edgewood, New York 11717 that is received prior to 9:00 a.m., Mountain Time, on May 18, 2012;

●	submitting a later-dated proxy by calling toll free at 1-866-977-7699 or through the Internet website of Boston Financial at www.eproxy.com/ktgc prior to 9:00 a.m., Mountain Time, on May 17, 2012; or

●	voting in person at the Annual Meeting on May 18, 2012.

If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2011. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail and electronic mail, proxies may be solicited in person and by telephone or facsimile transmission by: (i) the directors, officers or employees of the Company or by the officers or employees of our investment adviser, Keating Investments (without special compensation therefor), or (ii) by Boston Financial Data Services, our proxy tabulator, who has also been engaged to solicit proxies on our behalf at an estimated fee of $_____, plus out-of-pocket expenses.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing, signed by the stockholder, and be delivered to our proxy tabulator, Boston Financial at 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital prior to 9:00 a.m., Mountain Time, on May 18, 2012, or submitted by calling toll free at 1-866-977-7699 or through the Internet website of our proxy tabulator at www.eproxy.com/ktgc, prior to 9:00 a.m., Mountain Time, on May 17, 2012.

The principal business address of our investment adviser, Keating Investments, is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Vote Required

Election of Directors. The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).  Each share entitled to vote may be voted for as many persons as there are directors to be elected.  However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect on the election of directors.

Important Change: NYSE rules no longer permit brokers to vote in the election of directors if the holder of record has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Your broker will not be able to vote your shares for the election of directors without your specific instructions, whether or not the proposed alternative nominees are withdrawn.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of votes cast, either in person or by proxy, at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Approval of the proposal to authorize the Company to sell or otherwise issue up to 50% of the Company’s common stock at a net price below the Company’s net asset value per share at the time of such issuance. Approval of Proposal 3 requires the affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Annual Meeting, as defined below; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.

For purposes of Proposal 3, the Investment Company Act of 1940, as amended (the “1940 Act”) defines “a majority of outstanding shares” as the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of our outstanding voting securities. Abstentions and broker non-votes will have the effect of a vote against Proposal 3.

Additional Solicitation. If there are not enough votes to elect the director nominees, to ratify the appointment of Grant Thornton LLP or to approval Proposal 3, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on the election of directors, the ratification of the appointment of Grant Thornton LLP or to approval Proposal 3 prior to any such adjournment if there are sufficient votes for approval of such election of directors, ratification of the appointment of Grant Thornton LLP or Proposal 3.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, no person is deemed to “control” the Company, as such term is defined in the 1940 Act.  The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

As of the Record Date, we did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.  Unless otherwise indicated, the Company believes that each beneficial owner set forth in the following table has sole voting and investment power and has the same address as the Company. Our address is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating	_____	___%
Frederic M. Schweiger	_____	___%

Independent Directors
Brian P. Alleman	_____	___%
Laurence W. Berger	_____	___%
Andrew S. Miller	_____	___%
J. Taylor Simonton	_____	___%

Executive Officers
Stephen M. Hills	_____	___%
Kyle L. Rogers	_____	___%

Executive officers and directors as a group	_____	___%

*	Represents less than 0.1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
(2)	Based on a total of ______ shares of the Company’s common stock issued and outstanding as of the Record Date.

PROPOSAL I
ELECTION OF DIRECTORS

Pursuant to the Company’s Bylaws, the number of directors may be established, increased or decreased from time to time by the Board of Directors, but will never be less than one, nor more than nine. The number of directors is currently set at six.

The Company’s Articles of Incorporation (“Charter”) requires that all directors stand for election annually at the Company’s Annual Meeting.  Accordingly, each of our directors holds office for the term of one year or until his successor is duly elected and qualified.

On August 10, 2011, the Board approved an increase in the size of the Board of Directors from five to six directors and appointed Laurence W. Berger to fill the new Board seat, effective immediately, and serve as a director until the 2012 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

On September 30, 2011, William F. Owens notified the Board of Directors of his resignation from the Board, including the Audit Committee and Valuation Committee thereof, effective September 30, 2011. Effective October 1, 2011, the Board appointed Brian P. Alleman to fill the position vacated by Mr. Owens and to serve as a director until the 2012 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

At our Board of Directors meeting held on November 4, 2011, Ranjit P. Mankekar submitted his resignation as a director effective November 4, 2011.  Our Board of Directors at its November 4, 2011 meeting appointed Frederic M. Schweiger to serve as a director of the Company to replace Mr. Mankekar effective November 4, 2011 and until the 2012 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Each of the Company’s current directors, Timothy J. Keating, Frederic M. Schweiger, Brian P. Alleman, Laurence W. Berger, Andrew S. Miller and J. Taylor Simonton, has been nominated for election for one year term expiring in 2013. None of our current directors is being proposed for election pursuant to any agreement or understanding between them and the Company.

A stockholder can vote for or withhold his or her vote from one or more of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named in this Proxy Statement will be unable or unwilling to serve.

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).  Each share entitled to vote may be voted for as many persons as there are directors to be elected.  However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION
OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Nominees for Director

Information about the Nominees and Directors

The Board of Directors has identified certain desired attributes for director nominees. Each of the nominees has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the nominees has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Each of the nominees has been selected such that the Board of Directors represents a diversity of backgrounds and experience. Set forth below is biographical information of each of the nominees, including a discussion of such person’s particular experience, qualifications, attributes or skills that lead us to conclude that such individual should serve as a director of the Company, in light of the Company's business and structure.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each of the nominees listed below is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Interested Director Nominees

Mr. Keating is an “interested person” of the Company, as such term is defined in the 1940 Act, due to his position as President and Chief Executive Officer of the Company and as President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments, LLC (“Keating Investments”).  Mr. Schweiger is an “interested person” due to his position as Chief Operating Officer, Chief Compliance Officer and Secretary  of the Company and as Chief Operating Officer, Chief Compliance Officer, Member and significant owner of the Company’s investment adviser, Keating Investments.

Name and Year First Elected Director	Age	Background Information
Timothy J. Keating (2008)	48
Mr. Keating has served as President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008.  Mr. Keating also is the founder and principal of, and has served as President, Managing Member and majority owner of, our investment adviser, Keating Investments, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), since it was founded in 1997.  Mr. Keating previously served as the President of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a Financial Industry Regulatory Authority, Inc. (“FINRA”) registered broker-dealer, from August 1999 to August 2008.  Prior to founding Keating Investments, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997.  From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London.  Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London.  Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics. Mr. Keating’s intimate knowledge of the business and operations of Keating Investments, extensive experience in the financial industry as well as the management of alternative investment products in particular, not only gives the Board of Directors valuable insight but also position Mr. Keating well to continue to serve as the Chairman of our Board of Directors.

Frederic M. Schweiger (2011)	52
Mr. Schweiger has served as Chief Operating Officer, Chief Compliance Officer and Secretary of Keating Capital since September 2010.  Since March 2010, Mr. Schweiger has been a principal of and an investment professional at, and a member of the Investment Committee of, Keating Investments.  Mr. Schweiger became a member of Keating Investments in March 2010 and become the Chief Operating Officer of Keating Investments in April 2010.  Mr. Schweiger was appointed the Chief Compliance Officer of Keating Investments in September 2010.  From 1999 to March 2010, Mr. Schweiger had been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy.  Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments, from January 2004 through July 2006.  Prior to founding Garisch Financial, Inc., Mr. Schweiger spent nearly 15 years advising middle market companies in various capacities including as a corporate attorney, mergers and acquisition advisor and chief financial officer.  Mr. Schweiger received a B.B.A. in Accounting from the University of Notre Dame, a J.D. degree from Marquette University and a Masters of Law in Taxation degree from New York University. The Board of Directors benefits from Mr. Schweiger’s over 25 years of experience as a chief financial officer, general counsel or consultant advising private and public companies on a wide range of financial, accounting, strategic, operational and regulatory matters.  Mr. Schweiger also has negotiated, evaluated and structured numerous corporate acquisitions, divestitures and financings.  Mr. Schweiger’s knowledge of the going public process, public company reporting requirements, and other regulations impacting public companies and the capital formation process will also be a valuable contribution to our Board of Directors.  Mr. Schweiger’s qualifications to serve on our Board of Directors also include his extensive finance and accounting experience, his management and operational experience as the Chief Operating Officer of Keating Capital and our investment adviser, Keating Investments, and his intimate knowledge of our operations.

Independent Director Nominees

Messrs. Alleman, Berger, Miller and Simonton are  not “interested persons” of the Company, as such term is defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Brian P. Alleman (2011)	55
Mr. Alleman is the founder and Managing Director of Alleman & Associates LLC, a strategic financial and business operations advisory firm.  Since its inception in October 2009, Alleman & Associates has assisted companies in finance and operations, capital markets, M&A transactions, intellectual property matters, and other strategic business issues.  From October 2008 to November 2010, Mr. Alleman was the Chief Financial Officer (“CFO”) of Taeus Corporation, a privately-owned engineering-based intellectual property consulting firm, where he was also responsible for developing sales and marketing relationships with financial market participants.  Prior to founding Alleman & Associates, from August 2002 to September 2009, Mr. Alleman was a Partner with Tatum LLC, a professional services company specializing in providing outsourced CFO services to public and private enterprises.  In his capacity as a Partner at Tatum, Mr. Alleman served as CFO of Simtek Corporation, a Nasdaq-listed semiconductor company acquired by Cypress Semiconductor Corporation in September 2008; as CFO of Spectrum Mapping, a privately-held geospatial and aerial mapping firm; and as CFO of Polar Molecular Holding Corporation, a public company engaged in fuel additive development.  In addition, Mr. Alleman’s consultancy engagements at Tatum included advising several private and public companies on mergers and acquisitions, public company filings, capital structures and financing alternatives.  Mr. Alleman served as CFO of Centuri Corporation from June 1993 to June 2002 and as Vice President of Finance and CFO of Certified Holding Corporation from 1989 to 1993.  Prior to 1989, Mr. Alleman held audit positions at Arthur Young & Company and Arthur Andersen & Company and was a manager of financial reporting for The Dun & Bradstreet Corporation.  Mr. Alleman received a B.S. in Accounting from Seton Hall University in 1978.  Mr. Alleman became a Certified Public Accountant in the State of New Jersey in 1980 and continued as a Certified Public Accountant until 1999 when his license became inactive.  Mr. Alleman brings to the Board of Directors over 20 years’ experience as a CFO in a variety of companies, including those in the technology sector.  Additionally, through Mr. Alleman’s extensive experience both as a financial officer of, and a consultant to, emerging private and public companies, he brings an understanding to our Board of Directors of the critical issues faced by companies that match the profile of those in Keating Capital’s portfolio.

Laurence W. Berger (2011)	69
Mr. Berger is a Senior Advisor with McKinsey & Company’s Asian Financial Institutions Group, serving as a business strategy consultant for banks and major financial institutions in East Asia for the past 14 years.  Mr. Berger’s consultancy engagements have included the development and implementation of investment strategy, capital markets strategy, organizational and corporate governance initiatives, loan rehabilitation and risk management, front-line sales improvement, growth and merger and acquisition strategy for central and commercial banks, government agencies, monetary authorities, and several other types of institutions across the Asia-Pacific region.  Previously, Mr. Berger held senior management positions at Kidder, Peabody & Co. from January 1987 to December 1989 and Bank of America from July 1985 to December 1986, where he built and managed a number of financial services businesses.  From June 1970 to July 1985, Mr. Berger served as a Managing Director at J.P. Morgan, with a variety of management responsibilities at the bank’s New York, Tokyo and Seoul offices.  Mr. Berger completed his undergraduate studies at Claremont McKenna College, where he earned an honors degree in Political Science and International Relations, and earned a M.B.A. at the University of California Berkeley with a dual major in Corporate Finance and International Finance.   Mr. Berger is qualified to serve on our Board of Directors because of his nearly 40 years’ experience working at and advising some of the largest financial institutions in the world.  Additionally, Mr. Berger has worked and lived outside of the U.S. for a significant portion of his career and brings an extensive network and understanding of international companies, markets and cultures to our Board of Directors.

Andrew S. Miller (2008)	55
Mr. Miller is the founder and is currently the Managing Principal of Miller Frishman Group, LLC, a full service leasing and property management company, providing site analysis, market research, construction management, financing, brokerage and receiverships services.  Mr. Miller is also the founder and is currently the Manager of Rapid Funding, LLC, a commercial and residential hard money lender, which began business in 1998.  Since its inception, Rapid Funding has loaned to projects including land developments for single family homes, shopping centers, office buildings and construction loans on condominium buildings.  Mr. Miller also is the co-founder and currently the Managing Member of Realty Funding Group, a mortgage and finance company which has provided financing for commercial real estate projects across the United States, which began business in 1994.  From 1990 to 2010, Mr. Miller served as the President and Chief Operating Officer of SevoMiller, Inc., a full service real estate company specializing in purchasing and developing commercial real estate, which he co-founded.  From 1980 to 1989, Mr. Miller co-founded and served as Vice President of Loup-Miller Development Company, a real estate company which designed and developed numerous shopping centers, apartment communities, office buildings and warehouses.  Mr. Miller is a 1978 graduate of the University of Denver with a B.S. in Accounting.  Mr. Miller’s experience as a founder and executive officer of numerous advisory and development companies brings broad financial industry and specific investment management knowledge and expertise to the Board of Directors.

J. Taylor Simonton (2008)	67
Mr. Simonton spent 35 years at PricewaterhouseCoopers LLP (PwC), including 23 years as an audit partner in the firm’s Accounting and Business Advisory Services practice group, before retiring in 2001.  Mr. Simonton was a partner for seven years in PwC’s National Office Risk & Quality Group that handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters.    Mr. Simonton is currently a director, member of the Audit Committee, of which he was chair from October 2005 until June 2009, and a member of the Nominating and Governance Committee of Red Robin Gourmet Burgers, Inc. (NasdaqGS: RRGB), a casual dining restaurant chain operator serving high quality gourmet burgers, having been appointed as a director in September 2005.    In October 2008, he was elected an independent director and chair of the Audit Committee of Zynex, Inc. (OTCBB: ZYXI.OB), a company that engineers, manufactures, markets and sells medical devices for the electrotherapy and stroke and spinal cord injury rehabilitation markets.  From January 2003 to February 2007, he also served as a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems.  Mr. Simonton is a Director, Chairman and Past President of the Colorado Chapter of the National Association of Corporate Directors (NACD) and is a 2011 NACD Board Leadership Fellow.  Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966 and is a Certified Public Accountant.  Mr. Simonton’s extensive accounting, SEC reporting and corporate governance experience, as well as his comprehensive experience on the board of directors of other public companies, benefits the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. Certain of our executive officers may from time to time serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Stephen M. Hills	30
Mr. Hills became our Chief Financial Officer and Treasurer on November 16, 2011.  From April 2011 through November 2011, Mr. Hills served as Director of Valuation Services with Arcstone Partners, a valuation services and investment research firm based in Denver, Colorado.  From 2008 to 2011, Mr. Hills served as Manager of External Reporting and Manager of Technical Accounting with Molson Coors Brewing Company, a NYSE-traded global brewing company.  Mr. Hills began his career at PricewaterhouseCoopers, where he worked in the audit practice in New York from 2003 to 2005 and the Transaction Services practice in New York and Chicago from 2005 to 2008, attaining the position of Manager.   Mr. Hills is a Certified Public Accountant and a 2003 cum laude graduate of Villanova University with a B.S. in Accountancy.

Kyle L. Rogers	35
Mr. Rogers has served as Chief Investment Officer of Keating Capital since September 2010, and previously served as Chief Operating Officer and Secretary of Keating Capital from its inception in 2008 until September 2010.  Mr. Rogers became the Chief Investment Officer of Keating Investments in April 2010.  Mr. Rogers was the Chief Operating Officer of Keating Investments from October 2001 to April 2010. In January 2006, Mr. Rogers became a non-managing member of Keating Investments.  Mr. Rogers also previously served as the Chief Compliance Officer of Keating Investments and Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2004 until January 2007.  During his ten years at Keating Investments, Mr. Rogers has been involved in evaluating, negotiating and structuring investments in micro- and small-cap companies, and assisting them in obtaining public company status.  Prior to joining Keating Investments, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001.  Mr. Rogers is a CFA Charter holder.  Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.

Corporate Governance

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us. We intend to monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market. Rule 4200(a)(15)(G) provides that a director of a business development company shall be considered to be independent if he is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Timothy J. Keating, as a result of his position as the Company’s President and Chief Executive Officer and as the President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments, and Frederic M. Schweiger, as a result of his position as Chief Operating Officer, Chief Compliance Officer and Secretary  of the Company and as Chief Operating Officer, Chief Compliance Officer, Member and significant owner of the Company’s investment adviser, Keating Investments.

Board Leadership Structure

 Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company's Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Keating serves as the chairman of our Board of Directors.  Mr. Keating is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the managing member of our investment adviser. We believe that Mr. Keating’s history with the Company and extensive experience in the management of alternative investments qualifies him to serve as the Chairman of our Board of Directors. Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Keating as Chairman of our Board of Directors, as Mr. Keating’s relationship with the Company's investment adviser provides an effective bridge between the Board of Directors and our investment adviser thus ensuring an open dialogue between the Board of Directors and our investment adviser and that both groups act with a common purpose. Mr. Simonton currently serves as the lead independent director of our Board of Directors.  The lead independent director, among other things, chairs executive sessions of the four directors who are independent directors, serves as a spokesman for the independent directors, assists in establishing the agendas for our Board meetings, and serves as a liaison between the independent directors and our management.

We believe that Board leadership structures must be evaluated on a case by case basis and that our existing Board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities.  The Board’s oversight of the material risks faced by the Company occurs at both the full Board level and at the committee level.  Our Board of Directors performs its risk oversight function primarily through: (a) its Audit Committee and Valuation Committee, which report to the entire Board of Directors; and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section entitled “Committees of the Board of Directors,” the audit committee (the “Audit Committee”) and the valuation committee (the “Valuation Committee”) assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and the audits of the Company’s financial statements. The Valuation Committee’s risk oversight responsibilities include reviewing preliminary portfolio company valuations from the Company’s investment adviser and making recommendations to our Board of Directors regarding the valuation of each investment in the Company’s portfolio.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board's role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which Keating Investments or any of its affiliates currently has an investment.  In addition, during 2011, we satisfied the requirements to qualify as a regulated investment company (“RIC”) and intend to be treated as a RIC under Subchapter M of the Code for our 2011 taxable year. As a RIC we must, among other things, meet certain income source and asset diversification requirements.

Management provides regular updates throughout the year to the Board regarding the management of the risks they oversee at each regular meeting of the Board.  We believe that the Board’s role in risk oversight must be evaluated on a case by case basis and that our existing Board of Director’s role in risk oversight is appropriate. However, we continually re-examine the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee and the Valuation Committee. During 2011, our Board of Directors held five Board meetings, five Audit Committee meetings, and four Valuation Committee meetings.  All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

During November 2011, our Board of Directors established a Nominating Committee of the Board, pursuant to authority granted by the Bylaws of the Company.  No meetings of the Nominating Committee were held in 2011.

The table below provides current membership and chairmanship information for each standing Board committee as of the Record Date.

Name	Audit Committee	Valuation Committee	Nominating Committee

Timothy J. Keating	-	-	-

Frederic M. Schweiger	-	-	-

Brian P. Alleman	Member	Chairman	Member

Laurence W. Berger	-	Member	Member

Andrew S. Miller	Member	Member	Member

J. Taylor Simonton	Chairman	Member	Member

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; receiving formal written statements from our independent registered public accounting firm regarding its independence, including a delineation of all relationships between it and the Company; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements.  In addition, the Audit Committee’s responsibilities include considering the effect on the Company of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm, any changes in service providers, such as the accountants, that could impact the Company's internal control over financial reporting, and any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources.  The Audit Committee is presently composed of three persons: Messrs. Simonton, Alleman and Miller.  Mr. Alleman became a member of the Audit Committee on October 1, 2011.  Each member of the Audit Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Messrs. Simonton, Alleman and Miller meet the current independence requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Simonton currently serves as Chairman of the Audit Committee.  The Audit Committee met on five occasions during 2011.

Valuation Committee

The Valuation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market quotations are not readily available. The Board of Directors and the Valuation Committee may utilize the services of third-party valuation firms to help determine the fair value of these securities. The Valuation Committee is presently composed of four persons: Messrs. Alleman, Berger, Miller and Simonton.  On October 1, 2011, Messrs. Alleman and Berger became members of the Valuation Committee.  Although the Valuation Committee charter only requires that at least two members not be “interested persons,” our Board of Directors determined that the current composition of the Valuation Committee, composed of each of the Company’s non-interested directors is in the best interests of the Company and its stockholders based on the increase in the number of portfolio company investments made and currently held by us.  Mr. Alleman serves as Chairman of the Valuation Committee having replaced Mr. Simonton as the Chairman effective October 1, 2011.  The Valuation Committee met on four occasions during 2011.

Nominating Committee

During November 2011, our Board of Directors approved a charter for the Nominating Committee, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  Prior to the approval of the charter establishing our Nominating Committee, the Board of Directors had adopted a written policy with regard to the nomination process and stockholder recommendations.  The Nominating Committee’s responsibilities include identifying individuals qualified to serve on the Board as directors and on committees of the Board, recommending that the Board select the Board nominees for the next annual meeting of shareholders, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the Board, reviewing the suitability for continued service as a director when his or her term expires and at such other times as the Nominating Committee deems necessary or appropriate, and recommending whether or not the director should be re-nominated, reviewing the membership of the Board and its committees and recommending changes, if any, to the Board to ensure that the number of independent directors serving on the Board satisfies the requirements of the Securities and Exchange Commission and the Nasdaq Capital Market, establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating Committee for consideration for nomination as a director, and recommending to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the Chief Executive Officer of the Company, and its standing committees.  The Nominating Committee is presently composed of four persons: Messrs. Alleman, Berger, Miller and Simonton.  Each member of the Nominating Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. Mr. Simonton serves as Chairman of the Nominating Committee.  The Nominating Committee did not meet during 2011.

The Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past ten years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the Nominating Committee will generally consider the following factors:

●	the appropriate size and composition of our Board of Directors;

●	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

●	the needs of the Company with respect to the particular talents and experience of its directors;

●	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

●	familiarity with national and international business matters;

●	experience with accounting rules and practices;

●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

●	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the Nominating Committee is to assemble a Board of Directors that brings to the Company a diversity of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Nominating Committee and the Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

Our Bylaws allow nominations of individuals for election to our Board of Directors to be made by any stockholder of the Company who complies with the procedures set forth in our Bylaws.  For nominations to be considered, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  A stockholder who intends to nominate an individual for election to our Board of Directors at our 2013 annual meeting must submit the nomination in writing to the Company at its address in Greenwood Village, Colorado, and the Company must receive the nomination proposal no earlier than December 19, 2012, and no later than January 18, 2013, in order for the nomination to be considered.     As to each individual whom the stockholder proposes to nominate for election or reelection as a director, the following information must be provided:  (i) the name, age, business address and residence address of such individual, (ii) the class, series and number of any shares of stock of the Company that are beneficially owned by such individual and the date such shares were acquired and the investment intent of such acquisition, (iii) whether such stockholder believes any such individual is, or is not, an "interested person" of the Company, as defined in the 1940 Act and the rules promulgated thereunder, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make such determination, and (iv) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

Compensation Committee

 We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communication with the Board of Directors

Stockholders with questions about Keating Capital are encouraged to contact our Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:
●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;

●	compliance with applicable governmental laws, rules and regulations;

●	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  We intend to disclose  any amendments to, or waivers from a required provision of, our corporate code of ethics in a current report on Form 8-K.

Executive and Director Compensation

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	–	–	–
Frederic M. Schweiger(3)	–	–	–

Independent Directors
J. Taylor Simonton	$48,750	–	$48,750
Andrew S. Miller	$33,750	–	$33,750
Brian P. Alleman(3)	$11,250	–	$11,250
Laurence W. Berger(3)	$12,000	–	$12,000
William F. Owens(4)	$24,000	–	$24,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Messrs. Berger and Alleman became directors on August 10, 2011 and October 1, 2011, respectively. Mr. Schweiger was appointed as a director on November 4, 2011.
(4)	Mr. Owens resigned from our Board of Directors effective September 30, 2011.

We currently pay our independent directors an annual fee of $20,000, payable quarterly in advance, covering any regular or special meetings of the Board attended in person, any telephonic meeting of the Board in which the director participated, and any non-meeting consultations with the Company’s management.  We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance.  Mr. Simonton is presently designated as our lead independent director.

We currently pay each independent director who serves on the Audit Committee (including the Chairman) an annual fee of $5,000, payable quarterly in advance, covering any regular or special meetings of the Audit Committee attended in person, any telephonic meeting of the Audit Committee in which the director participated, and any non-meeting consultations with the Company’s management.   We pay our independent director who serves as the Chairman of the Audit Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Simonton is presently designated as Chairman of our Audit Committee.

We currently pay each independent director who serves on the Valuation Committee (including the Chairman) an annual fee of $10,000, payable quarterly in advance, covering any regular or special meetings of the Valuation Committee attended in person, any telephonic meeting of the Valuation Committee in which the director participated, and any non-meeting consultations with the Company’s management.   We pay our independent director who serves as the Chairman of the Valuation Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Alleman is presently designated as Chairman of our Valuation Committee.

The members of the Nominating Committee do not receive any separate compensation for serving as a member of our Nominating Committee.

We also reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Compensation of Chief Executive Officer and Other Executive Officers

We have entered into an Investment Advisory and Administrative Services Agreement (“Investment Advisory and Administrative Services Agreement”), pursuant to which Keating Investments has agreed to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations. This agreement is terminable by either party upon proper notice. We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components; (i) a base management fee, and (ii) an incentive fee. We also reimburse Keating Investments for our allocable portion of overhead and other administrative expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including an allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Our officers do not receive any compensation directly from us.  However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Mr. Hills serves as our Chief Financial Officer and replaced Ranjit P. Mankekar in such position effective November 16, 2011.  The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us.   For the years ended December 31, 2011, 2010 and 2009, we reimbursed Keating Investments $352,389, $297,910, and $185,182, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.  However, during the year ended December 31, 2011, no portion of our Chief Compliance Officer’s compensation was allocated to us since Mr. Schweiger is also a member of our investment adviser’s Investment Committee. Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.

We have also agreed to reimburse our investment adviser for separation payments due to Mr. Mankekar, the Company’s former Chief Financial Officer. In consideration for certain separation services, the former Chief Financial Officer will be paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period commencing on November 16, 2011 and continuing until April 30, 2012.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Transactions with Management and Others

We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments.  Mr. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member, the majority owner and an executive officer of Keating Investments.  Mr. Rogers, our Chief Investment Officer, and Mr. Schweiger, our Chief Operating Officer, Chief Compliance Officer, Secretary and a director, are also each an executive officer and member of Keating Investments.  Mr. Hills, our Chief Financial Officer and Treasurer is also an executive officer of Keating Investments.  We have also entered into a license agreement with Keating Investments, pursuant to which Keating Investments has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.”

Pursuant to the terms of the Investment Advisory and Administrative Services Agreement, we pay Keating Investments a fee for its investment advisory services consisting of two components - a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our gross assets.   The base management fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. Total base management fees incurred for the years ended December 31, 2011, 2010 and 2009 were  $1,153,058, $218,876 and $90,904, respectively.

The incentive fee is payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.  During the years ended December 31, 2011 and 2010, no incentive fees were earned by or payable to Keating Investments in accordance with the contractual terms of the Investment Advisory and Administrative Services Agreement since we did not generate any realized capital gains during such years.  However, during the years ended December 31, 2011 and 2010, we recorded $152,757 and $115,423 in incentive fee expense, respectively, resulting from the increase in net unrealized appreciation on our portfolio company investments of $763,784 and $577,116 during the years ended December 31, 2011 and 2010, respectively.  Additionally, as of December 31, 2011 and 2010, we had recorded accrued incentive fees payable to Keating Investments in the amounts of $268,180 and $115,423, respectively, with respect to $1,340,900 and $577,116 of net unrealized appreciation on its portfolio company investments as of December 31, 2011 and 2010, respectively.  During the year ended December 31, 2009, no incentive fees were recorded, earned or payable since we did not have any portfolio company investments as of December 31, 2009.  Since the incentive fee is only payable based on realized short-term and long-term capital gains (after reduction for realized short-term and long-term capital losses and unrealized depreciation), the accrued incentive fee of $268,180 as of December 31, 2011 may differ from the actual incentive fee that may be paid to Keating Investments depending on whether we are ultimately able to dispose of our portfolio company investments and generate realized capital gains at least commensurate with the unrealized appreciation recorded.

In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with office facilities, equipment, and clerical, bookkeeping and record-keeping services. Keating Investments also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC and state securities administrators and commissions. Keating Investments also assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, printing and disseminating reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and performance of administrative and professional services rendered to us by others.

We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.  However, during the year ended December 31, 2011, no portion of our Chief Compliance Officer’s compensation was allocated to us since Mr. Schweiger is also a member of the investment adviser’s Investment Committee. For the years ended December 31, 2011, 2010 and 2009, allocated administrative expenses, including the compensation of our Chief Financial Officer, Chief Compliance Officer and other support personnel, totaled $450,019, $404,633 and $269,384, respectively.

An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by our Board of Directors on April 17, 2009, and by our stockholders on May 14, 2009.  The current Investment Advisory and Administrative Services Agreement was in effect through April 17, 2011 and was renewed by our Board of Directors (including the non-interested directors) for an additional year at its meeting held on April 12, 2011.  The current Investment Advisory and Administrative Services Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

Currently, our investment adviser’s principals, Messrs. Keating, Rogers and Schweiger, and the investment professionals and administrative personnel currently retained by Keating Investments, do not serve as principals of or provide services to other investment funds affiliated with Keating Investments; however, they may do so in the future. If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments. In the event that Keating Investments or its affiliates provide investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve any conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Allocation of Time

We rely, in part, on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Keating Investments plans, in the future, to be involved with activities which are unrelated to us. As a result of these activities, Keating Investments, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which may become involved. Keating Investments and its employees will devote only as much of its time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Keating Investments, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. This could result in actions that are more favorable to other affiliated entities than to us. In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement, that any conflicts are handled in a fair and equitable manner and that Keating Investments has sufficient personnel to discharge fully its responsibilities to all activities in which they are involved.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our code of business conduct and ethics is available on our website at www.keatingcapital.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, the Nasdaq Stock Market and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during 2011 all Section 16(a) filing requirements applicable to the executive officers, directors and greater than 10% beneficial owners were timely satisfied, with the exception of a Form 5 for Mr. Keating which reported two transactions that were not timely reported.

PROPOSAL II
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012. This selection is subject to ratification or rejection by the stockholders of the Company.

Grant Thornton LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he chooses and will be available to answer questions.

	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Audit Fees	$200,000	$113,500
Audit-Related Fees	-	9,500
Tax Fees	7,500	7,500
All Other Fees	-	-
Total Fees	$207,500	$130,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Simonton, Alleman and Miller.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC. The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Respectfully Submitted,

The Audit Committee

/s/ J. Taylor Simonton
J. Taylor Simonton

/s/ Brian P. Alleman
Brian P. Alleman

/s/ Andrew S. Miller
Andrew S. Miller

Unless otherwise instructed, proxies solicited by the Board of Directors will be voted “FOR” the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2012.

PROPOSAL III
AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE UP TO 50% OF THE COMPANY’S
COMMON STOCK AT A NET PRICE BELOW THE COMPANY’S NET ASSET VALUE PER SHARE AT THE TIME OF SUCH ISSUANCE

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act.  As a business development company, we are prohibited under the 1940 Act from selling shares of our common stock at a price, after deducting underwriting discounts or commissions,  below the current net asset value per share of such stock, with certain exceptions.  One such exception would permit us to sell or otherwise issue shares of our common stock during the next year at a net price below our then current net asset value per share if our stockholders approve such a sale and our Board of Directors makes certain determinations.

Pursuant to the provisions of this exception, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell shares of our common stock in an amount not to exceed 50% of the outstanding common stock as of the date when this proposal is approved by our stockholders at a net price below the net asset value per share at the time of such issuance, subject to certain conditions discussed below.

We are seeking stockholder approval now in order to provide flexibility to access to the capital markets if we determine we should sell shares of common stock below the net asset value per share.  The final terms of any such sale of our shares below the net asset value per share will be determined by our Board of Directors at the time of sale. Accordingly, any transaction where we sell such shares of common stock below the net asset value per share, including the nature and amount of consideration that would be received by us at the time of sale and the use of any such consideration, will be reviewed and approved by our Board of Directors at the time of sale. There will be no limit on the percentage below the net asset value per share at which shares may be sold by us under this proposal. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal. If approved, the authorization would be effective for a period expiring on the earlier of the one year anniversary of the date of our 2012 Annual Meeting of Stockholders and the date of our 2013 Annual Meeting of Stockholders, which is expected to be held in May 2013.

Generally, common stock offerings by business development companies are priced based on the market price of the currently outstanding shares of common stock, less a discount (which is generally based on market conditions).  Accordingly, even when shares of our common stock trade at a market price below the net asset value per share, this proposal would permit us to offer and sell shares of our common stock in accordance with pricing standards that market conditions generally require, subject to the conditions described below in connection with any offering undertaken pursuant to this proposal.  This Proxy Statement is not an offer to sell securities.  Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.

We have not previously presented a proposal to our stockholders which would authorize us to sell shares of our common stock at a net price below the our net asset value per share.  Accordingly, none of our outstanding shares have been issued or sold at a net price below the net asset value per share at the time of issuance.

Conditions to Sales Below Net Asset Value

The Company’s ability to issue shares of its common stock at a price below the net asset value per share is governed by the 1940 Act.  If this proposal is approved, the Company will only sell shares of its common stock at a net price below the current net asset value per share during the specified one year period if the following conditions are met:

●	a majority of the Company’s directors who will have no financial interest in the sale, and a majority of the Company’s directors who are not interested persons of the Company, have approved the sale;

●
a majority of the Company’s directors who will have no financial interest in the sale, and a majority of the Company’s directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount; and

In addition, the Board of Directors has determined that maximum number of shares issuable below the net asset value per share will be limited to 50% of the outstanding shares of the Company’s common stock as of the date of stockholder approval.

Board Approval

On March 8, 2012, the Company’s Board of Directors, including a majority of the non-interested directors, approved this proposal as in the best interests of the Company and its stockholders and is recommending that the Company’s stockholders vote in favor of this proposal to offer and sell shares of the Company’s common stock, in one or more offerings, at prices that may be below the net asset value per share at the time of issuance.  In evaluating this proposal, the Company’s Board of Directors, including the non-interested directors, considered and evaluated factors including the following, as discussed more fully below:

●	possible long-term benefits to the Company’s stockholders; and

●	possible dilution to the Company’s net asset value per share.

Prior to approving this proposal, the Company’s Board of Directors met to consider and evaluate material that the Company’s management provided on the merits of the Company possibly raising additional capital and the merits of offering shares of the Company’s common stock at a price below net asset value per share.  The Company’s Board of Directors considered the objectives of a possible offering, the mechanics of an offering, establishing size parameters for an offering, the possible effects of dilution, common stock trading volume, the trading price of the Company’s common stock relevant to the net asset value per share, and other matters.  The Company’s Board of Directors evaluated a full range of offering sizes. However, the Company’s Board of Directors has not yet drawn any definite conclusions regarding an issuance of the Company’s common stock at a price below the net asset value per share.  In determining whether or not to offer and sell common stock, including below the net asset value per share, the Company’s Board of Directors has a duty to act in the best interests of the Company and its stockholders and must comply with the other requirements of the 1940 Act.

As discussed above, the maximum number of shares issuable below the net asset value per share that could result in dilution to the Company’s existing stockholders is limited to 50% of the Company’s outstanding common stock as of the date of the stockholder approval. Thus, assuming the Company issues the maximum number of shares that it is allowed to issue below the net asset value per share, and further assuming those share are issued at a price of $0.001 per share, which represents a 100% discount to the net asset value per share, the maximum amount of dilution to existing stockholders would be 33% of the Company’s then current net asset value per share.

In reaching its recommendation to the Company’s stockholders to approve this proposal, the Company’s Board of Directors considered a possible source of conflict of interest due to the fact that the proceeds from the issuance of additional shares of the Company’s common stock will increase the management fees that the Company pays to Keating Investments, the Company’s investment adviser, since such management fees are based on the amount of the Company’s gross assets. The Company’s Board of Directors, including a majority of the non-interested directors, concluded that the benefits to the Company’s stockholders from increasing the Company’s capital base outweighed any detriment from increased management fees, especially considering that the management fees would increase regardless of whether the Company offers shares of common stock at, below or above the net asset value per share.  The Company’s Board of Directors also considered the effect of the following factors:

●	the costs and benefits of a common stock offering below the net asset value per share compared to other possible means for raising capital or concluding not to raise capital;

●	the size of a common stock offering in relation to the number of shares outstanding;

●	the general condition of the securities markets; and

●	any impact on operating expenses associated with an increase in capital.

The Company is seeking stockholder approval to sell its shares of common stock below the net asset value per share in order to provide flexibility for such future sales, which typically must be undertaken quickly. The final terms of any such sale of the Company’s common stock at a price below net asset value will be determined by the Company’s Board of Directors at the time of sale and after considering the dilutive effects of such sale. Members of the Company’s management and other affiliated persons may participate in such sale on the same terms as others.

Reasons to Offer Common Stock Below Net Asset Value per Share

The Company’s Board of Directors believes that having the flexibility for the Company to sell its common stock below net asset value per share in certain instances is in the Company’s best interests and the best interests of its stockholders.  If the Company is unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time, build its investment portfolio, and support the maintenance and growth of its distributions to stockholders could be adversely affected.  In reaching that conclusion, the Company’s Board of Directors considered the following possible benefits to its stockholders:

Ability to Access Attractive Investment Opportunities

Although the financial markets have continued to improve since the fall of 2008, when the global economy entered into a financial crisis and recession, and the Company has been able to access the capital necessary to finance our investment activities to date, capital may not be available to us on favorable terms, or at all, in the future in light of the inherent uncertainty and volatility of the financial markets.  Because of current volatility in the capital markets, the Company may not have sufficient access to capitalize on investment opportunities presented to it unless it is able to have the flexibility to raise additional capital.  Further, the Company has limited trading volume due to the unique manner in which it completed its continuous public offering. Subsequently, the Company listed of its shares of common stock on Nasdaq.  Since its listing in December 2011, the Company’s common stock has traded above and below the net asset value per share.  In the future, the Company believes its common stock may trade above and below the net asset value per share.

In the event that the Company sought to raise additional equity capital at the time that the market value of its common stock was trading below the net asset value, absent the approval of this proposal by the Company’s stockholders, the Company may not be able to effectively access the capital markets which could limit its ability to take advantage of attractive investment opportunities.  The ability to issue shares of the Company’s common stock below the current net asset value per share also minimizes the likelihood that the Company would consider selling investments that it would not otherwise sell at times that may be disadvantageous to it.  If this proposal is approved, the Company does not anticipate selling its common stock below the current net asset value per share unless the Company has access to investment opportunities that its Board of Directors, including a majority of its non-interested directors, reasonably believes meet the Company’s investment criteria.

Higher Market Capitalization and Liquidity May Make the Company’s Common Stock More Attractive to Investors

If the Company issues additional shares, its market capitalization and the amount of its publicly tradable common stock would increase, which may afford all holders of its common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. The investment criteria of larger institutional investors typically include: (i) a senior exchange listing of the securities (generally, NYSE or Nasdaq), (ii) a minimum per share stock price (generally, about $5.00 per share), and (iii) a minimum market capitalization (generally, $100 million).  Furthermore, a larger number of shares outstanding may increase the Company’s trading volume, which could decrease the volatility in the secondary market price of its common stock.

The Company currently has no institutional investors that hold shares of its common stock.  A higher market capitalization and greater liquidity could create an opportunity for institutional investors to acquire a position of size in the Company’s common stock. The Company’s ability to attract institutional ownership in its common stock could also attract coverage from analysts who serve these institutional investors.  Having the ability to sell shares below the net asset value per share would provide the Company flexibility to potentially increase institutional ownership.

Greater Investment Opportunities Due to Larger Capital Resources

The Company’s Board of Directors believes that additional capital raised through an offering of shares of its common stock may help it generate additional deal flow.  Based on discussions with management, the Company’s Board of Directors believes that additional capital could position the Company to attract greater deal flow and, at the same time, make larger investments in qualified portfolio companies and still satisfy the diversification requirements to maintain the Company’s status as a as a regulated investment company, or a RIC.  Additionally, once the Company’s market capitalization reaches $100 million, it would achieve qualified institutional investor (“QIB”) status and, therefore, be eligible to participate in additional investment opportunities only available to QIBs.

Since the Company expects that most of its individual portfolio company investments will represent about 5% of its gross assets at the time of investment, an increase in the current range of potential investment size of $3 to $5 million would put the Company in a better position to act as lead investor and potentially negotiate structural protections that are expected to enhance the Company’s ability to meet its targeted return on its investments.  Management has represented to the Company’s Board of Directors that such investment opportunities may be funded with proceeds of an offering of shares of the Company’s common stock.  However, management has not identified specific companies in which to invest the proceeds of an offering given that specific investment opportunities will change depending on the timing of an offering, if any. Having the ability to raise capital at a price below the net asset value per share, the Company would provide flexibility to potentially seek greater and larger investment opportunities.

Maintaining Status as a RIC

Effective January 1, 2010, the Company elected to be treated for tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company intends to continue to operate so as to qualify as a RIC.  As a RIC, the Company generally must distribute substantially all of its investment company taxable income (which is generally the net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) and its realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) to its stockholders in order to achieve pass-through tax treatment and eliminate corporate-level federal income taxes.  As a RIC for tax purposes, the Company is dependent on its ability to raise capital through the issuance of common stock due to the requirements to distribute investment company taxable income.

Since the Company’s portfolio company investments will typically not generate current income (i.e., dividends or interest income), the Company does not expect to generate investment company taxable income from which it could make distributions to its stockholders.  However, the Company’s Board of Directors currently maintains a distribution policy with the objective of distributing the Company’s net capital gains (which the Company defines as its realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser, its operating expenses, and any other retained amounts.  Accordingly, any portion of the Company’s realized net capital gains that the Company distributes to its stockholders will not be available to support new investments, except to the extent such dividends are reinvested pursuant to the Company’s dividend reinvestment plan.  Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of its distributions to stockholders, the Company must strive to maintain consistent access to capital through the equity markets, enabling it to take advantage of portfolio company investment opportunities as they arise.  The Company, therefore, would need the flexibility to raise capital below the net asset value per share.

Reduced Expenses Per Share

An offering that increases the Company’s total assets may reduce its expenses per share by spreading of fixed expenses over a larger asset base. The Company must bear certain fixed expenses, such as certain administrative, governance and compliance costs that do not generally vary based on its size. On a per share basis, these fixed expenses will be reduced when supported by a larger capital base.

Trading History

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the shares of Company’s common stock will trade at a discount from net asset value, or at premiums that are unsustainable over the long term, are risks separate and distinct from the risk that the Company’s net asset value will decrease.  Since the Company initially listed its common stock on the Nasdaq Capital Market on December 12, 2011, its shares of common stock have traded at a discount and a premium to the net assets attributable to those shares. It is not possible to predict whether the shares of the Company’s common stock that may be offered pursuant to this proposal will trade at, above, or below net asset value per share.  The following table lists the high and low sales prices for the Company’s common stock, and the sales price as a percentage of the net asset value per share.

		Price Range
	Net Asset Value per Share (NAV)(1)	High	Low	High Sales Price as a Percentage of NAV (2)	Low Sales Price as a Percentage of NAV(2)
Year ended December 31, 2012
First Quarter (through March 8, 2012)	*	$9.69	$6.51	*	*

Year ended December 31, 2011
Fourth Quarter (from December 12, 2011 through
December 31, 2011)	$8.23	$10.73	$8.00	130.3%	97.2%

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV on the date of the high and low closing sales prices. The NAV per share is based on outstanding shares at the end of each quarter.

(2)	Calculated as the respective high or low sales price divided by the NAV per share.
* Not determinable at the time of this filing.

As of March 8, 2012, the Company’s shares of common stock closed at $8.75 per share representing a premium of approximately 106% to the net assets attributable to those shares based upon the net asset value per share as of December 31, 2012.

Key Stockholder Considerations

Dilution

Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at less than the net asset value per outstanding share of common stock prior to such an issuance.  Any sale of common stock at a net price below net asset value per share would result in an immediate dilution to existing common stockholders.  This dilution would include reduction in the net asset value per share as a result of the issuance of shares at a price below the net asset value per share and a disproportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. There will be no limit on the percentage below net asset value per share at which shares may be sold by the Company under this proposal. The Company’s Board of Directors will consider the potential dilutive effect of the issuance of shares at a net price below the net asset value per share when considering whether to authorize any such issuance.

In addition, stockholders should consider the risk that the approval of this proposal could cause the market price of the Company’s common stock to decline in anticipation of sales of its common stock below the net asset value per share, thus causing the Company’s shares to trade at a discount to net asset value.  The 1940 Act establishes a connection between common share sale price and net asset value per share because, when stock is sold at a sale price below the net asset value per share, the resulting increase in the number of outstanding shares reduces net asset value per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest.  Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted.

The precise extent of any such dilution cannot be estimated before the terms of a common stock offering are set. As a general proposition, however, the amount of potential dilution will increase as the size of the offering increases.  Another factor that will influence the amount of dilution in an offering is the amount of net proceeds that the Company receives from such offering.  The Company’s Board of Directors would expect that the net proceeds to the Company will be equal to the price that investors pay per share, less the amount of any underwriting discounts and commissions.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the level of the net asset value dilution that would be experienced by a non-participating stockholder in two different hypothetical levels of discount from the net asset value per share and an offering size of 50% of the Company’s current outstanding shares, the maximum offering size allowable under this authorization, although it is not possible to predict the level of market price decline that may occur.  Sales prices and discounts are hypothetical in the presentation below, and actual sales prices and discounts may differ from the presentation below.

The examples are based on the Company’s common stock outstanding of 9,283,781 shares, $76,384,715 of net assets, and a net asset value per share of $8.23, as of December 31, 2011. The table illustrates the dilutive effect on a non-participating stockholder of (i) an offering of 4,641,891 shares (50% of the Company’s current outstanding shares) with proceeds to the Company at $7.82 per share after offering expenses and commissions (a 5% discount from the net asset value per share), and (ii) an offering of 4,641,891 shares (50% of the Company’s current outstanding shares) with proceeds to the Company at $7.00 per share after offering expenses and commissions (a 15% discount from the net asset value per share).

		Example 1		Example 2
		50% Offering at 5% Discount		50% Offering at 15% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Share to Public	-	$8.41	-	$7.53	-
Net Proceeds per Share to Issuer1	-	$7.82		$7.00

Decrease to NAV
Total Shares Outstanding	9,283,781	13,925,672	50.00%	13,925,672	50.00%
NAV per Share	$8.23	$8.09	-1.70%	$7.82	-4.98%

Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	-	30,000	-
Percentage of Shares Held by Stockholder A	0.32%	0.22%	-31.25%	0.22%	-31.25%

Total Asset Values
Total NAV Held by Stockholder A	$246,900	$242,700	-1.70%	$234,600	-4.98%
Total Investment by Stockholder A 2	$246,900	$246,900	-	$246,900	-
Total Dilution to Stockholder A		$(4,200)	-	$(12,300)	-
Change in Total NAV Held By Stockholder

Per Share Amounts
NAV per Share Held by Stockholder A	-	$8.09	-	$7.82	-
Investment per Share Held by Stockholder A 1	$8.23	$8.23	-	$8.23	-
Dilution per Share Held by Stockholder A	-	$(0.14)	-	$(0.41)	-
Percentage Dilution per Share Held by
Stockholder A	-	-	-1.70%	-	-4.98%

1Assumes underwriting discounts and commissions of 7%.
2Assumed to be $8.23 per share.

As discussed above, the maximum number of shares issuable below the net asset value per share that could result in dilution to the Company’s existing stockholders is limited to 50% of the Company’s outstanding common stock as of the date of the stockholder approval. Thus, assuming the Company issues the maximum number of shares that it is allowed to issue below the net asset value per share, and further assuming those share are issued at a price of $0.001 per share, which represents a 100% discount to the net asset value per share, the maximum amount of dilution to existing stockholders would be 33% of the Company’s then current net asset value per share.

Required Vote

Approval of this proposal requires the affirmative vote of (i) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, and (ii) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.

For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) more than 50% of our outstanding voting securities. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE SHARES OF ITS COMMON STOCK DURING THE NEXT YEAR AT A NET PRICE BELOW THE COMPANY’S NET ASSET VALUE PER SHARE AT THE TIME OF SUCH ISSUANCE.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2013 Annual Meeting of Stockholders will be held in May 2013, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwood Village, Colorado, and the Company must receive the proposal no earlier than December 19, 2012, and no later than January 18, 2013, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if: (a) the Company receives notice of the proposal before the close of business on January 18, 2013 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on January 18, 2013.

Notices of intention to present proposals at the 2013 Annual Meeting of Stockholders should be addressed to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or submit your vote by calling toll free at 1-866-977-7699 or through the Internet website of our proxy tabulator at www.eproxy.com/ktgc, as indicated on the proxy card.

By Order of the Board of Directors

/s/ Frederic M. Schweiger

Frederic M. Schweiger
Secretary

Greenwood Village, Colorado
March __, 2012

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Keating Capital, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Keating Capital, Inc. or its investment adviser, Keating Investments, LLC.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized Employees of Keating Investments. It is our policy that only authorized employees of Keating Investments who need to know your personal information will have access to it.

●
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and 2011 Annual Report to Stockholders are available at http:// www.eproxy.com/ktgc

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive the 2012 Annual Report to Stockholders and proxy materials via the Internet rather than by mail.  To sign up for this optional service, visit www.eproxy.com/ktgc.  When the materials are available, we will send you an e-mail with instructions that will enable you to receive these materials electronically.

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1. Vote by Internet: http://www.eproxy.com/ktgc. Follow the on-line instructions provided there.

2. Vote by Telephone: Call toll free at 1-866-977-7699, and follow the instructions provided.

3. Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

KEATING CAPITAL, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 18, 2012

The undersigned stockholder of Keating Capital, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Timothy J. Keating and Stephen M. Hills, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111 on May 18, 2012, at 9:00 a.m., Mountain Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no voting instruction is specified, it will be voted “FOR” Proposals 1, 2 and 3, and in the discretion of the proxies with respect to matters described in Proposal 4.

Please vote, sign and date this proxy on the reverse side and return it promptly by mail in the enclosed, self-addressed envelope or you may vote by calling toll free at 1-866-977-7699 or through the Internet website at www.eproxy.com/ktgc by following the instructions on the reverse side.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
KEATING CAPITAL, INC.
MAY 18, 2012

PROXY VOTING CARD

We encourage you to take advantage of telephone or Internet voting, which is available 24 hours a day, 7 days a week.  Telephone or Internet voting is available through 9:00 a.m., Mountain Time, the day prior to the Annual Meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET http://www.eproxy.com/ktgc	VOTE BY TELEPHONE 1-866-977-7699	VOTE BY MAIL
• Go to the Web site address listed above. • Have your proxy card ready. • Follow the simple instructions that appear on your computer screen.	• Call toll free at the telephone number listed above. • Have your proxy card ready. • Follow the simple instructions that you hear on your telephone.	• Mark, sign and date your proxy card. • Fold your proxy card. • Return your proxy card in the postage-paid envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3.

1. The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director of Keating Capital, Inc. until 2013, or until his successor is duly elected and qualified.	FOR ☐	WITHHOLD AUTHORITY ☐	FOR ALL EXCEPT ☐

(01) J. Taylor Simonton (02) Brian P. Alleman (03) Andrew S. Miller (04) Laurence W. Berger (05) Timothy J. Keating (06) Frederic M. Schweiger

*To withhold authority to vote for any individual nominee, mark “For All Except” and strike a line through the name above.

2. The ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for Keating Capital, Inc. for the fiscal year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. The approval of a proposal to authorize the Company to sell or otherwise issue up to 50% of the Company’s outstanding common stock at a net price below the Company’s net asset value per share at the time of such issuance.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign exactly as name appears hereon and date your proxy. Joint owner should each sign personally. Trustees or others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

SIGNATURE	DATE	SIGNATURE	DATE